Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of, BookMerge Technologies Inc., (the "Company") on Form 10-K for the period ending June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wayne A Doss, President, Chief Executive Officer, Chief Financial Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 26, 2010

By: /s/ Wayne A Doss
Wayne A Doss, President,
Chief Executive Officer,
Chief Financial Officer and Director